United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 18, 2012 (January 13, 2012)	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

(a) On January 13, 2012, Comtech Telecommunications Corp. (the “Company”) held its Fiscal 2011 Annual Meeting of Stockholders (the “Meeting”).

(b) At the Meeting, the stockholders of the Company voted on the following proposals as set forth in the Company's Proxy Statement for the Meeting, with the following results, which were consistent with the recommendations of the Company’s Board of Directors in each case:

Proposal No. 1.
All nominees for election to the Board of Directors of the Company listed in the Proxy Statement for the Meeting were elected as follows:

Nominee	For	Withheld	Broker Non-Votes
Ira S. Kaplan	12,981,842	4,203,849	2,318,560
Stanton D. Sloane	16,646,792	538,899	2,318,560

Proposal No. 2.
The non-binding ratification of the appointment of KPMG LLP as independent registered public accounting firm of the Company for the fiscal year ending July 31, 2012 was approved at the Meeting by the following votes:

For	Against	Abstain	Broker Non-Votes
19,218,892	278,663	6,696	N/A

Proposal No. 3.
The amendment to the Company’s 2000 Stock Incentive Plan and related actions was approved at the Meeting by the following votes:

For	Against	Abstain	Broker Non-Votes
14,504,689	2,525,099	155,903	2,318,560

Proposal No. 4.
The advisory vote on the compensation of Named Executive Officers of the Company was approved at the Meeting by the following votes:

For	Against	Abstain	Broker Non-Votes
11,646,234	5,378,326	161,131	2,318,560

Proposal No. 5.
The advisory vote on the frequency of future advisory votes on the compensation of Named Executive Officers of the Company was as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
16,602,565	54,542	378,013	150,571	2,318,560

Proposal No. 6.
The amendment to the Company’s By-Laws authorizing the separation of the Chairman of the Board and the Chief Executive Officer was approved at the Meeting by the following votes:

For	Against	Abstain	Broker Non-Votes
17,049,601	107,637	28,453	2,318,560

Proposal No. 7.
The amendment to the Company’s By-Laws relating to stockholder nominations was approved at the Meeting by the following votes:

For	Against	Abstain	Broker Non-Votes
16,874,728	280,661	30,302	2,318,560

Proposal No. 8.
The amendment to the Company’s By-Laws relating to stockholder proposals was approved at the Meeting by the following votes:

For	Against	Abstain	Broker Non-Votes
16,712,340	437,508	35,843	2,318,560

(c) Not applicable.

(d) Based upon the results set forth in item (b), Proposal No. 5 above, the Board of Directors has determined that advisory votes on the compensation of Named Executive Officers of the Company will be submitted to stockholders on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMTECH TELECOMMUNICATIONS CORP.

Dated: January 18, 2012

By:	/s/ Michael D. Porcelain
Name: Michael D. Porcelain
Title: Senior Vice President and
Chief Financial Officer